CANCELLATION OF DEBT IN EXCHANGE FOR SECURITIES

     This Cancellation of Debt in Exchange for Securities Agreement (the "Agreement") is entered as of __________________ by and between _*_ ("Holder") and MEIER WORLDWIDE INTERMEDIA, INC., a Nevada Company (hereinafter referred to as "Company").

     Whereas, the Company is indebted to the Holder in the aggregate sum of $_*_ (the "Debt"); ---

     WHEREAS, the Holder seeks repayment of the Debt and will cancel repayment of the Debt in exchange for securities of the Company, and the Company is willing to issue securities in exchange for Cancellation of the Debt;

     NOW, THEREFORE, in consideration of the mutual conditions and covenants contained in this Agreement, and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, it is hereby stipulated, consented to and agreed by and among the parties as follows:

     1. The Company hereby issues to the Holder _*_ shares of the Company's common stock at a price of $0.01 per share. Additional terms and conditions of the issuance of shares shall be as set forth in Exhibit A hereto. In consideration and exchange therefore, the Debt and all rights associated with the Debt, including any claim for interest, held by the Holder is hereby cancelled.

     2. This Agreement and its Exhibits contain the entire agreement and understanding concerning the subject matter hereof between the parties and supersedes and replaces all prior negotiations, proposed agreement and agreements, written or oral. Should any provision of this Agreement be declared or be determined by any court or tribunal to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be severed and deemed not to be part of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts in the State of Nevada. All parties and the individuals executing this Agreement and other agreements agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. This Agreement may be executed in counterparts, each of which, when all parties have executed at least one such counterpart, shall be deemed an original, with the same force and effect as if all signatures were appended to one instrument, but all of which together shall constitute one and the same Agreement.


HOLDER:                                     COMPANY:

                                            MEIER WORLDWIDE INTERMEDIA, INC.



_______________________________             By:_____________________________
                                               John Meier

                                    Exhibit A

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                             SUBSCRIPTION AGREEMENT
                             ----------------------

THIS AGREEMENT is dated for reference the _________ day of _____________, 2006, is made by and between _*_ (hereinafter the "Holder") and MEIER WORLDWIDE INTERMEDIA, INC.

WHEREAS:

     A. The Company is indebted to the Holder in the total amount of $_*_ (the "Debt");
     B. The Company wishes to settle the debt by issuing to the Holder common shares of the Company and the Holder is prepared to accept the shares in satisfaction of the Debt.

NOW THEREFORE this agreement witnesses that in consideration of the mutual promises, warranties, covenants, and agreements herein contained, the parties agree as follows:

1. The Company acknowledges and agrees that it is indebted to the Holder in the amount of the debt.

2. The Company agrees to issue to the Holder and the Holder agrees to accept _*_ shares of common stock of the Company (the "Shares") at a deemed price of US $0.01 per Share as full and final payment of the Debt.

3. The Holder agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Holder, and subject only to the issuance of the Shares, the Holder releases and forever discharges the Company, its subsidiaries and their directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever, which the Holder may have against any of them relating to the Debt. This release shall be operative from and after the date of completion of the transaction contemplated by this Agreement and shall be effective without deliver of any further release or other documents by the Holder and the Company.

4. The Holder understands that no federal, state agency, or any other securities commission has made any finding or determination as to the fairness of this investment or has recommended or endorsed the purchase of the Shares.

5. The Holder, by reason of his knowledge and experience in financial and business matters, and/or such knowledge and experience and that of his offeree representative, if retained, believes himself capable of evaluating the merits and risks of this investment.

6. The Holder has received and carefully reviewed the Company's Business Plan and financial statements and has had the opportunity to ask and receive answers to any and all questions the Holder had with respect to the Company, its Business Plan, Management and current financial condition.

7. The Holder represents, warrants and agrees that he is acquiring the Shares solely for his own account, for investment, and not with a view to the distribution or resale thereof. The Holder further represents that his financial condition is such that he is not under any present necessity or constraint, to dispose of such Shares to satisfy any existing or contemplated debt or undertaking.

8. The Holder is aware of the fact that the Shares have not been registered nor is registration contemplated under the Securities Act of 1933, and accordingly, that the Shares must be held indefinitely unless they are subsequently registered under said Act or unless, in the opinion of counsel for the Company, a sale or transfer may be made without registration thereunder. The Holder is further aware that he may not be entitled to make any sales or transfers of the Shares pursuant to the exemption afforded by Rule 144 promulgated under said Act. The Holder agrees that any certificates evidencing the Shares may bear a legend restricting the transfer thereof consistent with the foregoing and that a notation may be made in the records of the Company restricting the transfer of the Shares in a manner consistent with the foregoing.

9. The Holder acknowledges that neither the Company nor any person acting on behalf of the Company offered to sell him Shares by means of any form of general advertising, such as media advertising or seminars.

10. The undersigned represents and warrants that he is not a U.S. person as that term is defined in Regulation S, promulgated under the Securities Act of 1933 as amended. A U.S. person is defined by Regulation S of the Act to be any person who is:

     10.  Any natural person resident in the United States.

     (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

     (iii) Any estate of which any executor or administrator is a U.S. Person;

     (iv) Any trust of which any trustee is a U.S. Person;

     (v)  Any agency or branch of a foreign entity located in the United States;

     (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

     (vii) Any partnership or corporation if:

          (A)  organized or incorporated under the laws of any foreign; and

          (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trust.

11. The Holder hereby agrees that this subscription is irrevocable and that the representations and warranties set forth in this Subscription Agreement shall survive the acceptance hereof by the Company.

12. The agreements and representations herein set forth shall become effective and binding upon the Holder, his heirs, legal representatives, successors and assigns upon the Company's acceptance hereof in the space provided below.

The Holder hereby subscribes for:


 * Shares at $0.01 per share totaling $ * .
---                                    ---



------------------------------



ACCEPTANCE
----------

The undersigned acknowledges receipt of the Subscription Agreement, a copy of which is set forth above, and of payment of the purchase price of the Shares subscribed. The undersigned accepts the subscription embodied in the Subscription Agreement, all on the terms and conditions set forth therein.



 By: ___________________________
       President


Dated: _____________